PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (Agreement ) is made by and between FINOVA CAPITAL CORPORATION, having an address of 4800 North Scottsdale Road, Scottsdale, Arizona 85251-7623, as successor in interest to Oxford Finance Companies, hereinafter referred to as the Seller , and THE DELTONA CORPORATION, a Delaware corporation, having an address of 999 Brickell Avenue, Suite 700, Miami, Florida 33131, hereinafter referred to as the Buyer .

                              W I T N E S S E T H:

     WHEREAS, Buyer sold to The Oxford Finance Companies, Inc.( Oxford ) certain receivables and assets under Agreements dated in 1989, 1990, and 1992 and the agreements were consolidated in the 1992 agreement ( the Oxford Agreement);

     WHEREAS, Oxford entered into an Asset Purchase Agreement dated September 28, 1995 (the Asset Purchase Agreement) with Seller under which Agreement it purchased certain receivables and other assets of Oxford, some of which assets were included in the sale under the Oxford Agreement from Buyer to Oxford and Seller is assignee of Oxford under the Oxford Agreement;

     WHEREAS, pursuant to the purchase of certain receivables and assets of Oxford, Seller owns certain Agreements of Purchase and Sale, Installment contracts, (the Contracts) for lots of land within the subdivisions known as the Marion Oaks Subdivision located within Marion County, Florida and The Citrus Springs Subdivision and Pine Ridge Subdivision, both located within Citrus County, Florida (collectively the Lots), which Contracts and underlying lots were transferred and assigned to Seller by Oxford;

     WHEREAS, pursuant to the Oxford Agreement and to each of certain Contracts, Seller holds fee simple title to the underlying Lots, as conveyed to Seller by Oxford, under the Oxford Agreement as security for the full payment thereof;

     WHEREAS, pursuant to each of other certain Contracts, the purchaser of the lot(s) has received title to its Lot at time of purchase (the Purchaser) by a general warranty deed and each Purchaser has executed a promissory note for the unpaid balance of the cash price of its Lot (Note) and as security for the repayment of the Note each Purchaser has granted a first lien on its Lot, in the form of a Mortgage ( Mortgage ), which Notes and Mortgages were owned and held by Oxford and were assigned and transferred to Seller as part of the Asset Purchase Agreement;

     WHEREAS, Seller, as the owner and holder of the Contracts, Notes, Mortgages, and underlying lots, services and manages the accounts on its own behalf (the Servicing); and


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     WHEREAS,  Seller  now  desires  to sell and  Buyer now  desires  to buy the remaining two hundred thirteen (213) Contracts and mortgages, and Seller agrees to assign and convey the 213 contracts, mortgages, notes and the underlying lots and as well as the Servicing on these Contracts (collectively referred to herein as the Portfolio ); and agrees to provide written notice to the collateral trustee of the satisfaction of all obligations of Deltona under the Oxford Agreement and that it consents to the termination of collateral trust and all of its rights and powers, if any, under the lot agreement and collateral trust and any interest therein as to either the collateral trust and the lot agreement.

     WHEREAS, Seller holds certain Lots, Mortgage, Contracts and other property that is part of the property to be conveyed to Buyer in the name of Oxford due to Oxford's failure to properly convey, transfer or assign portions of the Portfolio and represents that it has written power and authority to transfer to Deltona such property in accordance with that certain Corporate Power of Attorney dated March 8, 1999 recorded in the County Recorder's Office of Marion and Citrus County at Book 2634, Page 1287 and Book 1300, Page 0362, respectively, and will convey or assign such property identified in the exhibits attached hereto.

     NOW THEREFORE, in consideration of the mutual covenants and promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties to this Agreement, the parties agree to the following terms and conditions:

1. RECITALS. The recitals set forth above are true and accurate and agreed to by the parties, and by this reference republished herein.

2. THE PORTFOLIO.   The Portfolio consists of 213 contracts and or mortgages and notes and the underlying lots of the following:

     A. Agreements of Purchase and Sale. The Portfolio consists mainly of Agreements of Purchase and Sale (the Contracts ) in the Lots in which the Seller retains the fee simple interest as conveyed to it by Warranty Deed, duly recorded in the County recorder s office of Marion or Citrus County, Florida. The Seller retains interest in the property and collects payments on the Contract until such time that the Purchaser has paid the Contract in full at which time Seller is bound to convey the Lot to the Purchaser.

     B. Notes and Mortgages. Also included in the Portfolio are Notes made by Purchaser, who has granted a first lien on the Lot to secure the repayment of the Note, in the form of a Mortgage, which Mortgage has been recorded in the Recorder s office in the applicable County, located in Florida.

     C. Each individual Contract and Note within the Portfolio is sometimes referred to herein as an Account or collectively as Accounts . A list of the Accountsis attached hereto as Exhibit A. Those accounts that Seller is the owner of the Lot and the Contract is designated as "Installment". The Accounts in which Seller is the holder of a Note and Mortgage are designated as "Mortgage".

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3.  STATEMENT OF  ACCOUNTS.  The Seller  agrees to provide  Buyer with a current
Statement of Account for each Account as of November 30, 2002. Each Statement of Account shall contain the following information,: (i) name of payee or mortgagor; (ii) last known address of payee or mortgagor; (iii) account balance;
(iv) payment history; (v) default date, if applicable; and (vi) any other material information concerning the account known to Seller. Attached hereto as Exhibit B is a list of Accounts for which a Statement of Account will be provided.

4. PURCHASE PRICE. The purchase price for the Portfolio will be calculated as follows:

     A.   each  Contract or Note on which  payment  has been made within  ninety
          (90) days or being recency current (the Current Accounts ) be One hundred Percent (100%) of the outstanding principle balance as shown on the Statement of Account; and

     B. each Contract or Note which is not within ninety (90) days or recency current (the Delinquent Accounts ) will be Six Hundred Dollars ($600.00).

As of November 30, 2002, the total Purchase Price is $160,637.32 (the purchase price), the based upon the sale of 25 Current Accounts having a collective principle balance of $47,837.32 and 188 Delinquent Accounts at $600.00 each for a total of $112,800.00. The Portfolio now consists of 213 contracts and/or mortgages.

The Purchase Price shall be payable as follows:

     A. Deposit. On the Effective Date of this Agreement, the balance of the hold-back funds balance in possession of Seller shall be applied to the Purchase Price in the amount of $24,580.00. The hold-back funds are as defined in the Oxford Agreement between Buyer and Oxford.

     B. Balance of Purchase Price. The balance of the Purchase Price, subject to adjustments provided for in Section 5 of this Agreement, shall be paid at closing by cashier's check or wire transfer of immediately available funds.

5. ADJUSTMENT TO PURCHASE PRICE. As of December 31, 2002 the Purchase Price shall be adjusted by the actual number of Delinquent Accounts and by the actual principle balance of the Current Accounts, all of which are being conveyed or assigned at Closing, both shall be recalculated as of December 31, 2002 as follows:

     the total purchase price is adjusted to $157,708.42, which includes 25 current accounts having a collective principle balance of $47,837.32 and 188 delinquent accounts at a purchase price of $600 eachless the principle portion of cash payments received on accounts by Seller after November 30, in the amount of $2,928.90 that belong to purchaser. Seller has agreed to turnover such funds and the related accounting.


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6. EFFECTIVE  DATE. The Effective Date of this Agreement  shall be the date when the last of Buyer and Seller has executed same.

7. TIME FOR ACCEPTANCE. If this Agreement is not executed by Buyer and Seller on or before February 28, 2003, it shall be considered null and void.

8. CLOSING. Closing shall be defined as when all conditions set forth in Paragraphs C and D of the Escrow Agreement have been fully performed and the Escrow Agent has received all required money to close the transaction which is on deposit with the Escrow Agent. A copy of the Escrow Agreement is attached hereto as "Exhibit K", which is to be entered into between the Buyer, Seller, and Five Points Title Services. Thereupon the Escrow Agent shall endorse the Notes to Buyer and any other required document and remit the sales proceeds to Seller and distribute the documents as provided for in the Escrow Agreement. Five Points Title Services, Inc., a Florida corporation located at 8014 SW 135 Street Road, Ocala, Florida 34473 shall be the Escrow Agent. Buyer shall remit the balance of the Purchase Price via bank check or wire transfer, along with any final documents, as agreed upon by Buyer and Seller to the Escrow Agent. Seller shall deliver all notes, execute all assignments and deeds as provided by Buyer and deliver all documents required to be delivered by Seller as set forth in this agreement to the Escrow Agent at the address set forth herein. Escrow Agent shall be responsible for the endorsement of all Notes and Agreements of Purchase and Sale to Buyer, in accordance with the terms of the Escrow Agreement. If for any reason the Closing does not take place by February 28, 2003, Escrow Agent shall return all documents and funds as set forth in the Escrow Agreement.

9. CLOSING DATE. The closing date shall be the date that all documents and funds have been received by the Escrow Agent and all conditions of Paragraph "C" of the Escrow Agreement have been met. At closing, the Escrow Agent shall provide notice by fax transmission to each party that the transaction has been closed and thereafter shall immediately endorse all Notes to Buyer, remit the sale proceeds as set forth on the Closing Statement to Seller and distribute, record and file all the documents as required by good closing practice.

10. BUYER'S CLOSING DELIVERIES. As soon as possible after the execution of this Agreement, Buyer will prepare and deliver to Seller the following documents which shall be executed by Seller:

     A. Assignment of all Notes and Mortgages in a form acceptable to Seller and Buyer s title insurance company for each Note in the Portfolio; a listing of the Lots secured by the Mortgages are attached as Exhibit A.

     B. Assignment of Contracts in a form acceptable to Seller and Buyer s title insurance company for each Contract in the Portfolio;

     C.   A Warranty Deed, in substantially the same form attached hereto as



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          Exhibit C, for each  Contract and Lot.  Seller has provided to Buyer a list of Accounts with the Lots defined as to Block and Lot numbers, which list is attached hereto as Exhibit D;

     D. A Bill of Sale in substantially the same form attached hereto as Exhibit E;

     E. Any and all releases and / or termination documents necessary to extinguish the existing relationship between Buyer and Seller as successor in interest to Oxford, including the UCC financing statements;

     F. Consumer notices to be sent by Seller noticing each Purchaser of the change in servicing and ownership, which notice shall be in compliance with all federal and state laws; and

     G.   A title commitment for each Account Lot.

     H.   Closing statement executed by Buyer.

Seller and Buyer agree that the documents, set forth herein as A through G except "E" are, being prepared by Buyer, shall be in a form acceptable to Buyer and Seller. Notwithstanding, each party agrees as a material covenant to this agreement to provide and execute such additional documents, whether before or after closing, that are reasonably necessary to fully complete the intent and purpose of this agreement.

On the Closing Date, the Escrow Agent will deliver to Seller a Closing Statement, already executed by the Buyer setting forth the balance of the Purchase Price as adjusted in Paragraph 5 above. Seller will execute the Closing Statement and provide a facsimile copy and original of the executed Closing Statement to the Escrow Agent.

11. SELLER'S CLOSING DELIVERIES. Seller shall deliver to Escrow Agent the following executed documents in form and content reasonably acceptable to Buyer:

     A. Endorsement of Notes. The original Notes shall be delivered by Seller but endorsed to Buyer by Escrow Agent at the Closing Date without recourse, warranties or representations as follows:

                  Pay to the Order of Deltona Corporation, without recourse, warranties or representations.

                                    FINOVA CAPITAL CORPORATION


                                    By:__________________________




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     B.   Executed  Special  Warranty  Deeds  (Exhibit  C)  and  Assignments  of
          Contracts (Exhibit F) and Notes (Exhibit G) and Mortgages (Exhibit H) as prepared and provided by Buyer.

     C. UCC Financing Statement Releases. Seller agrees to terminate all UCC filings in connection with the obligation of Buyer to Seller/Oxford.

     D. Corporate Authority. Seller shall provide an Assistant Secretary's Certificate authorizing and approving the sale of the Portfolio, a Certificate of Good Standing for FINOVA Capital Corporation in both Delaware and Florida, and an Encumbency Certificate providing for the execution of the documents.

     E. Existing Mortgagee or Owner's Title Insurance Policy. A copy of Seller' s existing Owners or Mortgagee Policy, if any.

     F. Statement of Accounts. A Statement of Account for each Contract and Note current through November 30, 2002.

     G. Affidavit of Statement of Accounts. An Affidavit of Statement of Accounts in form and content acceptable to Seller and Buyer attesting that the Statement of Accounts are true and accurate.

     H. A written notice (letter) (Exhibit I) to Sun Trust Bank N.A. FKA SunBank/Miami, N.A. as collateral trustee of the collateral trust and trustee of the lot trust stating that Seller as assignee of Oxford consents to the termination of the collateral trust and lot trust and releases all its rights and powers under the collateral trust and lot trust, if any, and releases any interest therein.

     I. All other documents required of Seller to be delivered and executed in accordance with Paragraph 9 herein.

     J. Quit claim deed from Seller to Buyer to correct and convey certain lots to conform and correct title in name of Buyer Exhibit "J".

At closing, Seller will provide the following:

     K. Consumer notices, that are in compliance with all laws, including but not limited to RESPA, to each Account sold in the Portfolio notifying Purchaser of assignment and sale of Contract and Notes as well as servicing, which notice form is to be provided by Buyer to Seller. Finova shall provide Deltona with copies of such letters when sent to Purchaser.

     L. Electronic transfer to Buyer of all computer information relative to the Contracts and Notes including payment histories and Account files. Seller also agrees to have its database specialist shall contact Steve Diamond at Deltona (1-800-935-

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

          6378) and arrange with Mr. Diamond to electronically transfer all computer information relative to the 213 contracts, including names, addresses, payment histories and note files. In addition, Finova will electronically transfer to Deltona a current name and address file for each contract. The foregoing shall be completed at or before the time of closing and the payment of the purchase price.

     M. At closing, Escrow Agent will deliver to Deltona, all customer files, reports, assignments, collateral, etc. of every kind pertaining to the 213 contracts listed on Exhibit "A".

     N. Seller agrees, as part of the consideration herein, to execute all documents and releases deemed necessary by Buyer and Seller for the reconveyance of all Lots, Mortgages, Contracts, and other documentation to be transferred to Deltona. Upon the closing, Seller will also cooperate with Buyer in the termination of the Oxford Agreement by signing all documents necessary and agreed upon to terminate the Oxford Agreement , and to transfer and covey back to Deltona all collateral and exchange Lots and other collateral.

     O.   Closing statement executed by Seller and Buyer.

     P.   Bill of Sale.

     Q.   All documents required of Escrow Agreement.

12. EXPENSES. Buyer will pay for all costs of recording of the Special Warranty Deeds, the Quit Claim Deeds and the Assignments of Contracts and Notes and Mortgages and UCC Financing Statement filings, together with any and all federal, state, county or municipal taxes in connection with the purchase of the Portfolio, including but not limited to, Florida Documentary Tax Stamps and Florida Intangibles Tax. Buyer and Seller shall each pay its own attorneys fees. Buyer shall be responsible for all costs and expenses of the Escrow Agreement.

13. REPRESENTATIONS AND WARRANTIES OF SELLER. The Seller hereby represents and warrants to the Buyer that as of the Closing Date, with respect to each individual Contract or Note and Mortgage that:

     (1) To the best of its knowledge, the information set forth in the Statement of Accounts is true and correct in all material respects.

     (2) To the best of its knowledge, the terms of the Contracts, Notes and Mortgages have not been adversely impaired, waived, altered or modified by the Seller.

     (3) To the best of its knowledge, no purchaser as defined in the Contracts or Mortgagor has been released, in whole or in part.

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



     (4) To the best of its knowledge, the Contracts, Notes and Mortgages are not subject to any right of rescission, set-off, counterclaim or defense.

     (5) To the best of its knowledge, the Contracts, Notes and Mortgages have not been satisfied, canceled or rescinded and the Lots secured by the Mortgages have not been released from the lien of the Mortgages by Seller nor has any instrument been executed by Seller effecting any such satisfaction, cancellation, rescission or release. The Mortgages have not been subordinated as a matter of law or otherwise, in whole or in part, nor has any instrument been executed by Seller effecting any such subordination.

     (6) The Seller has good and marketable title to the Contracts for Deed, Notes, Mortgages, and Lots and the Sellers are the sole owners thereof and have full right to transfer the same to Buyer free and clear of any encumbrance, equity, lien, pledge, charge, claim, participation interest or security interest except for outstanding real estate taxes; those encumbrances set forth in the Title Commitment provided by the Escrow Agent to Buyer dated November 17, 2002 and attached hereto as Exhibit "L".

     (7) To the best of its knowledge, the Seller has not waived any default, breach, violation or event of acceleration. No foreclosure actions have been commenced with respect to the Contracts for Deed, the Notes and Mortgages.

     (8) To the best of its knowledge, each Contract, Note and Mortgage is the legal, valid and binding obligation of the maker thereof.

     (9) The execution, delivery and performance of this Agreement by the Seller and the consummation of the transaction contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms.

     (10) Seller, except for the representations and provisions herein, makes no representations and warranties, direct or indirect, whether in writing or otherwise and Buyer understands and confirms that Buyer is purchasing the Portfolio as is, where is based solely upon Buyer's own examination, due diligence and inspection of same, except as specifically set forth in this Agreement.

     (11) The representations and warranties set forth in this Paragraph shall be true and accurate as of the Closing Date, and shall survive the Closing.

     (12) Seller represents that the Portfolio being sold is not subject to any lien held by any creditor of Seller and that Seller is authorized to enter into this Agreement in accordance with its duly authorized resolution dated November 25, 2002.

14. REPRESENTATIONS AND WARRANTIES OF BUYER. The Buyer hereby represents and warrants to the Seller that as of the Closing Date that:


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     (1) The execution,  delivery and performance of this Agreement by the Buyer and the consummation of the transaction contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Buyer and all requisite company action has been taken by the Buyer to make this Agreement valid and binding upon the Buyer in accordance with its terms.

     (2) Buyer makes no representations and warranties, direct or indirect, whether in writing or otherwise except as specifically set forth in this Agreement.

     (3) The representations and warranties set forth in this Paragraph shall be true and accurate as of the Closing Date, and shall survive the Closing.

     (4) Buyer will continue to be responsible for all refunds due to Purchasers and all costs associated therewith in accordance with the terms of the Contracts and those Certain Agreements between Buyer and Oxford.

15. LOTS. Buyer acknowledges and agrees that Seller has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future of, as to, concerning or with respect to: (a) the value, nature, quality or condition of the Lots, including, without limitation, the water, soil and geology; (b) the income to be derived from the Lots; (c) the suitability of the Lots for any and all activities and uses which Buyer may conduct thereon; (d) the compliance of or by the Lots or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (e) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Lots; (f) the manner or quality of the construction of materials, if any, incorporated into the Lots; and (g) any other matter related to or concerning the Lots, and, specifically, that Seller has not made, does not make, and specifically disclaims any representations regarding compliance with any environmental protection, pollution or land use laws, rules, regulations, order or requirements, including without limitation the presence of any asbestos, petroleum and petroleum by-products, UREA formaldehyde foam insulation, polychlorinated biphenyls, radon, any and all substances now or hereafter designated as hazardous waste, toxic substances, solid waste, toxic pollutant, pollutant as defined by any environmental laws (as hereafter defined), and any substance now or hereafter regulated by any environmental laws (said substances are collectively herein defined as Environmental Contaminants). Environmental Laws shall mean the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. & 9601, et. seq., and any regulations promulgated thereunder; the Resource Conservation and Recovery Act, 42 U.S.C. & 6901, et, seq., and any regulations promulgated thereunder; the Toxic Substances Control Act, 15 U.S.C. & 2601, et. seq., and any regulations promulgated thereunder; the Hazardous Materials Transportation Act, 49 U.S.C. & 1801, et. seq., and any regulations promulgated thereunder; the Clean Air Act 42 U.S.C. & 7401, et. seq., and any regulations promulgated thereunder; the Clean Water Act, 33 U.S.C. & 1251, et. seq., and any regulations promulgated thereunder; any amendments to the foregoing statutes and regulations; and any other similiar

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statute,  regulations  or ordinance  now or  hereafter  enacted.  Buyer  further acknowledges and agrees that: (a) having been given the opportunity to inspect the Lots, Buyer is relying solely on its own investigation of the Lots and not on any information provided by or on behalf of Seller; (b) any information provided by or on behalf of Seller to Buyer with respect to the Lots including, without limitation, any reports, maps, or documents were obtained from a variety of sources and that Seller has not made any independent investigation or verification of such information and makes no representations as to the accuracy or completeness of such information; (c) Seller is not liable or bound in any manner by any oral or written statements, representations or information pertaining to the Lots, furnished by any Lots broker, agent, employee, servant or other person. Furthermore, Buyer agrees to accept the Lots in their AS IS condition without any obligation upon Seller to cure any circumstances or conditions concerning the Lots. Buyer and anyone claiming by, through or under Buyer hereby fully and irrevocably releases Seller, its employees, officers, directors, representatives and agents from any and all claims that it may now have or hereafter acquire against Seller, its employees, officers, directors, representatives and agents for any cost, loss liability, damage, expense, demand, action or cause of action arising from or related to any construction defects, errors, omissions or other conditions, including without limitation
environmental   matters   (including   without   limitation  any   Environmental
Contaminants ) concerning the lots. It is understood and agreed that the Purchase Price has been adjusted by Seller and purchased by Buyer based upon and subject to the foregoing.

16. CASH PROCEEDS RECEIVED AFTER CLOSING. Seller agrees to immediately forward to Buyer all cash proceeds received by Seller after the Closing Date, if any, pertaining to the Contracts or Notes conveyed or assigned by Seller to Buyer at Closing.

17. TITLE SEARCH. Seller and Buyer agree that Buyer shall perform a title search prior to the Closing Date, at Buyer s expense, to verify that the Seller has marketable title to the Contracts for Deed and the Mortgages, and that each Mortgage is a first Mortgage on the Lots, subject only to past due real estate taxes, and real estate taxes for the current year, and any other encumbrances as set forth in Exhibit "L".

18. RELEASE OF CLAIMS BY BUYER. Effective upon the closing of this Purchase and Sale Agreement and the purchase of the Portfolio, Buyer hereby releases, remises, acquits and forever discharges Seller and Seller s employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (collectively referred to in this Section 15 as Seller ), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by Seller prior to and including the date and execution hereof and the closing of the purchase of the Portfolio, and in any way directly or indirectly arising out of or in any way connected to the Purchase and Sale Agreement and the other documents and instruments executed in connection with the Purchase and Sale Agreement. Buyer

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acknowledges  that the agreements set forth in this Agreement are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the purchase of the Portfolio. Buyer represents and warrants to Seller that it has not purported to transfer, assign or otherwise convey any right, title or interest of Buyer in the Purchase and Sale Agreement to any other person or entity and that the foregoing constitutes a full and complete release of Seller. Deltona shall also withdraw its Proof of Claim from the Finova bankruptcy. The foregoing release shall in no way relieve Seller of its obligations set forth in this Agreement. Seller agrees, notwithstanding the releases herein that it shall fully perform the obligation of this agreement and execute and deliver such additional documentation whether before or subsequent to closing deemed by the Buyer to fully perform the intent and purpose of this agreement.

19. RELEASE OF CLAIMS BY SELLER. Effective upon the closing of the Portfolio and Seller s receipt of the Purchase Price, Seller hereby releases, remises, acquits and forever discharges Buyer and its employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (collectively referred to in this
Section 16 as Buyer ), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by Buyer prior to and including the date and execution hereof and the closing of the purchase of the Portfolio, and in any way directly or indirectly arising out of or in any way connected to the this Purchase and Sale Agreement and the other documents and instruments executed in connection with the purchase of the Portfolio. Seller acknowledges that the agreements set forth in this Agreement are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the purchase of the Portfolio. Seller represents and warrants to Buyer that it has not purported to transfer, assign or otherwise convey any right, title or interest of Seller in the Portfolio to any other person or entity and that the foregoing constitutes a full and complete release of Buyer. Deltona shall also withdraw its Proof of Claim from the Finova bankruptcy. The foregoing release shall in no way relieve Buyer of its obligations set forth in this Agreement. Buyer agrees, notwithstanding the releases herein that it shall fully perform the obligation of this agreement and execute and deliver such additional documentation whether before or subsequent to closing deemed by the Seller to fully perform the intent and purpose of this agreement.

20. FAILURE OF PERFORMANCE. If Buyer fails to perform this Agreement within the time specified, the Deposit paid by Buyer will be recovered and retained by and for the account of Seller as agreed upon liquidated damages, consideration for the preparation and execution of this Agreement and in full settlement of any claims; whereupon, Buyer and Seller shall be relieved of all obligations under this Agreement; or Seller, at Seller's option, may proceed in equity to enforce Seller's rights under this Agreement. If Seller fails, neglects or refuses to perform this Agreement, the Buyer may seek specific performance.

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21. ENTIRE AGREEMENT. This Agreement and the exhibits, schedules and information attached or to be furnished pursuant hereto contain the entire agreement between the parties with respect to this transaction and no representations, warranties, or agreements have been made or relied upon by either party except those specifically referred to herein. This Agreement may only be amended, modified, or supplemented by written instrument signed by both of the parties.

22. BINDING EFFECT. All of the terms, covenants and conditions herein contained are and shall be binding upon both parties, their personal representatives, heirs, successors and assigns.

23. NOTICES. All notices and other communications under this Agreement shall be given in writing, by certified mail, return receipt requested, or telefaxed to the number set forth below, or such other address or telefax number as either party shall designate in a written notice to the other:

            To Buyer:      DELTONA CORPORATION
                           999 Brickell Avenue, Suite 700
                           Miami, Florida 33131
                           Telephone No.: (305) 579-0999
                           Telefax No.      : (305) 358-0999

                           Attention: Sharon Hummerhielm

                           With Copy to:
                           Deltona Corporation
                           8014 SW 135 Street Road
                           Ocala, Florida 34473

            To Seller:     FINOVA CAPITAL CORPORATION
                           4800 North Scottsdale Road
                           Scottsdale, AZ 85251
                           Telephone No. (480) 636-4884
                           Telefax No. (480) 636-6445
                           Attention: Thomas Ruley

                           With Copy to:
                           FINOVA Capital Corporation
                           4800 North Scottsdale Road
                           Scottsdale, AZ 85251
                           Telephone No. (480) 636-6480
                           Telefax No. (480) 636-6443
                           Attention: Assistant General Counsel

24. BROKERS. Seller and Buyer mutually represent and warrant to each other that they

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have not dealt with any real estate and/or business broker with regard to this transaction and that no commissions are due any agent on their behalf at Closing.

25. INTERPRETATION AND SEVERABILITY. The paragraph and section headings in this Agreement are for convenient reference only and shall not modify or amend the express terms and provisions of this Agreement, nor shall they be used in connection with the interpretation hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the entities or persons referred to may require. In case any one or more of the provisions of this Agreement or the application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof and any other application thereof shall in no way be affected or impaired.

26. APPLICABLE LAW AND VENUE. This Agreement shall be governed and construed under the laws of the State of Florida. Venue of any legal action arising under or pertaining to this Agreement shall be in Dade County Florida.

27. ATTORNEY'S FEES AND COSTS. In the event of any litigation arising out of or under this Agreement, the prevailing party in such litigation shall be entitled to recover from the non-prevailing party all court costs and reasonable attorneys' fees whether incurred prior to trial, during trial, on appeal, or in bankruptcy.

28. TIME IS OF THE ESSENCE. Time is of the essence of each provision hereof. Failure of either party to close the transaction contemplated hereby on the Closing Date, without default on the part of the other, shall constitute a default under this Agreement.

29. COMPUTATION OF TIME. Any time period provided for herein which shall end on a Saturday, Sunday or legal holiday, shall extend to 5:00 P.M. of the next business day.

30. ASSIGNABILITY. This Agreement may be assigned by Buyer to an entity that is majority owned by Buyer.

31. FACSIMILE COPY. A facsimile copy of this Agreement and any signatures hereon shall be considered for all purposes as originals.

32. REAL ESTATE TAXES. Seller has disclosed to Buyer that there may be past due real property taxes on the Lots. Seller and Buyer agree that Buyer is purchasing the Contracts for Deed and Notes subject to all past due and current real property taxes, on the Lots as determined by Buyer in its title search.

33. COLLATERAL POOL LOTS. Upon the closing Seller agrees to fully cooperate with Buyer to transfer back to Deltona any extraneous Lots or other collateral that Seller has right and authority to covey, transfer or assign. Buyer agrees to pay all costs and expenses of same and provide documentation necessary to transfer same.

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IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the date appearing by their signature.


                                      SELLER:

                                      FINOVA Capital Corporation, a Delaware
                                      corporation


/s/ Elinor M. Svihla                  By: /s/ Roger Schroeder
----------------------------           -------------------------------------
Witness: Elinor M. Svihla             Name: Roger Schroeder
                                      Title:Vice President

                                      Dated: February 24, 2003
                                             ----------------------------------


                                      BUYER:

                                      THE DELTONA CORPORATION, a Delaware
                                      corporation


/s/ Donna Verrilli                    By:    /s/ Sharon Hummerhielm
-------------------------------              ----------------------------------
Witness: Donna Verrilli               Name: Sharon Hummerhielm
                                      Title:Executive Vice President

                                      Dated: February 27, 2003
                                             ----------------------------------

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                                    EXHIBITS



Exhibit A       Listing of Contract Accounts and Note Accounts
                as of November 30, 2002.

Exhibit B       Statement of Accounts as of November 30, 2002 (to be
                provided by FINOVA.) Same as A-20 of Escrow Letter.

Exhibit C       Form of Special Warranty Deed (same as attached to Escrow
                Letter)

Exhibit D       Listing of Accounts with the Block and Lot number of Lots

Exhibit E       Form of Bill of Sale (same as attached to Escrow Letter)

Exhibit F       Assignment of Contracts (same as attached to Escrow Letter)

Exhibit G       Assignment of Notes (Included in Exhibit H)

Exhibit H       Assignment of Mortgages (same as attached to Escrow Letter)

Exhibit I       Letter to Suntrust Bank Trustee

Exhibit J       Quit Claim Deed (same as attached to Escrow Letter)

Exhibit K       Form of Escrow Letter Agreement

Exhibit L       Title Commitment

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